Principal Diversified Select Real Asset Fund
Supplement dated February 14, 2022
to the Statement of Additional Information dated August 1, 2021
(as previously supplemented)

This supplement updates information currently in the Statement of Additional Information. Please retain this supplement for future reference.

MANAGEMENT OF THE FUND
Delete all references to John D. Kenney.